Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,156,405.43
Previously Paid Amount	0.00
Total Fee Amount	435.90
Total Offset Amount	0.00
Net Fee	$ 435.90